                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned officer or director of Ocean Energy, Inc., a Delaware corporation (the "Company") hereby constitutes and appoints James T. Hackett, William L. Transier and Robert K. Reeves, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file an Amendment to the Registration Statements listed on Schedule I hereto or any other amendments to such Registration Statements and to file the same, with exhibits thereto and other documents in connection therewith, with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of May, 2001.

            /s/ John B. Brock
         -----------------------
         Name:  John B. Brock

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned officer or director of Ocean Energy, Inc., a Delaware corporation (the "Company") hereby constitutes and appoints James T. Hackett, William L. Transier and Robert K. Reeves, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file an Amendment to the Registration Statements listed on Schedule I hereto or any other amendments to such Registration Statements and to file the same, with exhibits thereto and other documents in connection therewith, with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of May, 2001.

              /s/ Milton Carroll
         ---------------------------------
         Name:  Milton Carroll

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned officer or director of Ocean Energy, Inc., a Delaware corporation (the "Company") hereby constitutes and appoints James T. Hackett, William L. Transier and Robert K. Reeves, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file an Amendment to the Registration Statements listed on Schedule I hereto or any other amendments to such Registration Statements and to file the same, with exhibits thereto and other documents in connection therewith, with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of May, 2001.

              /s/ Thomas D. Clark, Jr.
         ------------------------------------
         Name:  Thomas D. Clark, Jr.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned officer or director of Ocean Energy, Inc., a Delaware corporation (the "Company") hereby constitutes and appoints James T. Hackett, William L. Transier and Robert K. Reeves, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file an Amendment to the Registration Statements listed on Schedule I hereto or any other amendments to such Registration Statements and to file the same, with exhibits thereto and other documents in connection therewith, with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of May, 2001.

              /s/ Peter J. Fluor
         ------------------------------------
         Name:  Peter J. Fluor

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned officer or director of Ocean Energy, Inc., a Delaware corporation (the "Company") hereby constitutes and appoints James T. Hackett, William L. Transier and Robert K. Reeves, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file an Amendment to the Registration Statements listed on Schedule I hereto or any other amendments to such Registration Statements and to file the same, with exhibits thereto and other documents in connection therewith, with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of May, 2001.

              /s/ Robert L. Howard
         ------------------------------------
         Name:  Robert L. Howard

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned officer or director of Ocean Energy, Inc., a Delaware corporation (the "Company") hereby constitutes and appoints James T. Hackett, William L. Transier and Robert K. Reeves, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file an Amendment to the Registration Statements listed on Schedule I hereto or any other amendments to such Registration Statements and to file the same, with exhibits thereto and other documents in connection therewith, with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of May, 2001.

              /s/ Charles F. Mitchell, M.D.
         ------------------------------------
         Name:  Charles F. Mitchell, M.D.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned officer or director of Ocean Energy, Inc., a Delaware corporation (the "Company") hereby constitutes and appoints James T. Hackett, William L. Transier and Robert K. Reeves, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file an Amendment to the Registration Statements listed on Schedule I hereto or any other amendments to such Registration Statements and to file the same, with exhibits thereto and other documents in connection therewith, with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of May, 2001.

              /s/ J. Evans Attwell
         ------------------------------------
         Name:  J. Evans Attwell

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned officer or director of Ocean Energy, Inc., a Delaware corporation (the "Company") hereby constitutes and appoints James T. Hackett, William L. Transier and Robert K. Reeves, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file an Amendment to the Registration Statements listed on Schedule I hereto or any other amendments to such Registration Statements and to file the same, with exhibits thereto and other documents in connection therewith, with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of May, 2001.

              /s/ Barry J. Galt
         ------------------------------------
         Name:  Barry J. Galt

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned officer or director of Ocean Energy, Inc., a Delaware corporation (the "Company") hereby constitutes and appoints James T. Hackett, William L. Transier and Robert K. Reeves, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file an Amendment to the Registration Statements listed on Schedule I hereto or any other amendments to such Registration Statements and to file the same, with exhibits thereto and other documents in connection therewith, with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of May, 2001.

              /s/ Elvis L. Mason
         ------------------------------------
         Name:  Elvis L. Mason

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned officer or director of Ocean Energy, Inc., a Delaware corporation (the "Company") hereby constitutes and appoints James T. Hackett, William L. Transier and Robert K. Reeves, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file an Amendment to the Registration Statements listed on Schedule I hereto or any other amendments to such Registration Statements and to file the same, with exhibits thereto and other documents in connection therewith, with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of May, 2001.

              /s/ David K. Newbigging
         ------------------------------------
         Name:  David K. Newbigging

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned officer or director of Ocean Energy, Inc., a Delaware corporation (the "Company") hereby constitutes and appoints James T. Hackett, William L. Transier and Robert K. Reeves, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file an Amendment to the Registration Statements listed on Schedule I hereto or any other amendments to such Registration Statements and to file the same, with exhibits thereto and other documents in connection therewith, with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of May, 2001.

              /s/ Dee S. Osborne
         ------------------------------------
         Name:  Dee S. Osborne

                                   SCHEDULE I

REGISTRATION STATEMENT (FILE NO.)
---------------------------------

333-49756

333-95507

333-78255

333-71375

333-13393

033-64041

033-50643

033-50645

33-43483

333-68679

2-93087